                                                                    EXHIBIT 10.4
                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT entered into this 8th day of April, 1994, by and between First Missouri National Bank (the "Bank") and Mark L. Smith (the "Employee"), effective on the date (the "Effective Date") of the conversion of First Missouri Federal Savings and Loan Association (the "Association") to a national bank charter.

     WHEREAS, the Employee has heretofore been employed by the Association as its President and Chief Operating Officer and is experienced in all phases of the business of the Association and the Bank; and

     WHEREAS, the parties desire by this writing to set forth the continuing employment relationship of the Bank and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.    Employment.  The Employee is employed as the President and Chief
           ----------
Operating Officer of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Bank. The Employee's other duties shall be such as the Board of Directors of the Bank ("Board") may from time to time reasonably direct, including normal duties as an officer of the Bank.

     2.    Base Compensation.  The Bank agrees to pay the Employee during the
           -----------------
term of this Agreement a salary at the rate of $45,000 per annum, payable in cash not less frequently than monthly. The Board shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.    Discretionary Bonuses.  The Employee shall participate in an
           ---------------------
equitable manner with all other senior management employees of the Bank in discretionary bonuses that the Board may award from time to time to the Bank's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.    (a)  Participation in Retirement, Medical and Other Plans.  The
                ----------------------------------------------------
Employee shall participate in any plan that the Bank maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

           (b)  Employee Benefits; Expenses.  The Employee shall participate in
                ---------------------------
any fringe benefits which are or may become available to the Bank's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reim bursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Bank.

     5.    Term.  The Bank hereby employs the Employee, and the Employee hereby
           ----
accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Noncompetition.
          -----------------------

          (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Bank or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regula tion. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Bank, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Bank, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this
          ---------
Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Bank will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Bank.

          (b) The Employee shall not receive any additional compensation from the Bank on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Bank for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death.  The Employee's employment under this Agreement shall
              -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability.  The Bank may terminate the Employee's employment
              ----------
after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Bank's long-term disability plan (or, if the Bank has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 9(b).

          (c) Just Cause.  The Board may, by written notice to the Employee,
              ----------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, (i) the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause.  Subject to Section 11 hereof, the Board may,
              ------------------
by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) the salary provided pursuant to Section 2 hereof, up to the date of termination of the term (including any renewal term) of this Agreement (the "Expiration Date"), plus said salary for an additional 12-month period, and (ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Expiration Date based upon the benefit levels substantially equal to those that the Bank provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either (I) in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not been terminated, or (II) in one lump sum within ten (10) days of such termination.

          (e) Termination or Suspension Under Federal Law.  (1) If the Employee
              -------------------------------------------
is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Sections 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

          (2) If the Bank is in default (as defined in Section 3(x)(1) of FDIA), all obligations under this Agreement shall terminate as of the date of default; however, this Paragraph shall not affect the vested rights of the parties.

          (3) All obligations under this Agreement shall terminate, except to the extent that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Comptroller of the Currency (the "Comptroller"), or his or her designee, at the time that the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of FDIA; or (ii) by the Comptroller, or his or her designee, at the time that the Comptroller, or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Comptroller to be in an unsafe or unsound condition. Such action shall not affect any vested rights of the parties.

          (4) If a notice served under Section 8(e)(3) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(3) or (g)(1)) suspends and/or temporarily prohibits the Employee from participating in the conduct of the Bank's affairs, the Bank's obligations under this Agreement shall be suspended as of the date of such service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the

Employee all or part of the compensation withheld while its contract obligations were suspended, and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          (f) Voluntary Termination by Employee.  Subject to Section 11 hereof,
              ---------------------------------
the Employee may voluntarily terminate employment with the Bank during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Bank or First Missouri Bancshares, Inc. (the "Corporation"), the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and
(ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Bank's or Corporation's voting stock, (2) the control of the election of a majority of the Bank's or Corporation's directors, (3) the exercise of a controlling influence over the management or policies of the Bank or the Corporation by any person or by persons acting as a "group" within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (except in the case of (1), (2) and (3) hereof, ownership or control of the Bank or its directors by the Corporation itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation or the Bank (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of the Bank or the Corporation, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement; (ii) a material reduction in the Employee's base compensation as in effect on the Effective Date of this Agreement or as the same may be increased from time to time; (iii) the failure by the Bank to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Bank which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at Section 1; (v) a failure to reelect the Employee to the Board if he is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's respon sibilities or authority (including reporting responsibilities) in connection with his employment with the Bank.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this Section 11 or to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

          (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  Except to the extent preempted by Federal law, the
          --------------
laws of the State of Missouri shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                          FIRST MISSOURI NATIONAL BANK


/s/ Harry J. Holderieath         By: /s/ Gerald W. Elson
-------------------------            ------------------------------
Secretary                            Its: Chairman of the Board


WITNESS:


                                     /s/ Mark L. Smith
-----------------------------        ----------------------------
                                         Mark L. Smith

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS AGREEMENT is entered into this 8th day of April, 1994, by and between First Missouri Bancshares, Inc. (the "Holding Company") and Mark L. Smith (the "Employee"), effective on the date (the "Effective Date") of the conversion of First Missouri Federal Savings and Loan Association (the "Association") to a national bank under the corporate title "First Missouri National Bank" (the "Bank").

     WHEREAS, the Employee has heretofore been employed by the Association as President and Chief Operating Officer and is experienced in all phases of the business of the Association and the Bank; and

     WHEREAS, the parties desire by this writing to establish and to set forth the employment relationship between the Holding Company and the Employee.

     NOW, THEREFORE, it is AGREED as follows:

     1.    Employment.  The Employee is employed as the President and Chief
           ----------
Operating Officer of the Holding Company. The Employee shall render such administrative and management services for the Holding Company as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee shall also promote, by entertainment or otherwise, as and to the extent permitted by law, the business of the Holding Company. The Employee's other duties shall be such as the Board of Directors of the Holding Company ("Board") may from time to time reasonably direct, including normal duties as an officer of the Holding Company.

     2.    Consideration from Holding Company: Joint and Several Liability.  In
           ---------------------------------------------------------------
lieu of paying the Employee a base salary during the term of this Agreement, the Holding Company hereby agrees that to the extent permitted by law, it shall be jointly and severally liable with the Bank for the payment of all amounts due under the employment agreement of even date herewith between the Bank and the Employee. Nevertheless, the Board may in its discretion at any time during the term of this Agreement agree to pay the Employee a base salary for the remaining term of this Agreement. If the Board agrees to pay such salary, the Board shall thereafter review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3.    Discretionary Bonuses.  The Employee shall participate in an
           ---------------------
equitable manner with all other senior management employees of the Holding Company in discretionary bonuses that the Board may award from time to time to the Holding Company's senior management employees. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's right to participate in such discretionary bonuses.

     4.    (a)  Participation in Retirement, Medical and Other Plans.  The
                ----------------------------------------------------
Employee shall participate in any plan that the Holding Company maintains for the benefit of its employees if the plan relates to (i) pension, profit-sharing, or other retirement benefits, (ii) medical insurance or the reimbursement of medical or dependent care expenses, or (iii) other group benefits, including disability and life insurance plans.

           (b)  Employee Benefits; Expenses.  The Employee shall participate in
                ---------------------------
any fringe benefits which are or may become available to the Holding Company's senior management employees, including for example: any stock option or incentive compensation plans, club memberships, and any other benefits which are commensurate with the responsibilities and functions to be performed by the Employee under this Agreement. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses which he shall incur in connection with his services under this Agreement upon substantiation of such expenses in accordance with the policies of the Holding Company.

     5.    Term.  The Holding Company hereby employs the Employee, and the
           ----
Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 9). Additionally, on each annual anniversary date from the Effective Date, the Employee's term of employment shall be extended for an additional one-year period beyond the then effective expiration date provided the Board determines in a duly adopted resolution that the performance of the Employee has met the Board's requirements and standards, and that this Agreement shall be extended.

     6.   Loyalty; Noncompetition.
          -----------------------

          (a) During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote all his full business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, from time to time, Employee may serve on the boards of directors of, and hold any other offices or positions in, companies or organizations, which will not present any conflict of interest with the Holding Company or any of its subsidiaries or affiliates, or unfavorably affect the performance of Employee's duties pursuant to this Agreement, or will not violate any applicable statute or regulation. "Full business time" is hereby defined as that amount of time usually devoted to like companies by similarly situated executive officers. During the term of his employment under this Agreement, the Employee shall not engage in any business or activity contrary to the business affairs or interests of the Holding Company, or be gainfully employed in any other position or job other than as provided above.

          (b) Nothing contained in this Paragraph 6 shall be deemed to prevent or limit the Employee's right to invest in the capital stock or other securities of any business dissimilar from that of the Holding Company, or, solely as a passive or minority investor, in any business.

     7.   Standards.  The Employee shall perform his duties under this
          ---------
Agreement in accordance with such reasonable standards as the Board may establish from time to time. The Holding Company will provide Employee with the working facilities and staff customary for similar executives and necessary for him to perform his duties.

     8.   Vacation and Sick Leave.  At such reasonable times as the Board shall
          -----------------------
in its discretion permit, the Employee shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

          (a) The Employee shall be entitled to an annual vacation in accordance with the policies that the Board periodically establishes for senior management employees of the Holding Company.

          (b) The Employee shall not receive any additional compensation from the Holding Company on account of his failure to take a vacation, and the Employee shall not accumulate unused vacation from one fiscal year to the next, except in either case to the extent authorized by the Board.

          (c) In addition to the aforesaid paid vacations, the Employee shall be entitled without loss of pay, to absent himself voluntarily from the performance of his employment with the Holding Company for such additional periods of time and for such valid and legitimate reasons as the Board may in its discretion determine. Further, the Board may grant to the Employee a leave or leaves of absence, with or without pay, at such time or times and upon such terms and conditions as the Board in its discretion may determine.

          (d) In addition, the Employee shall be entitled to an annual sick leave benefit as established by the Board.

     9.   Termination and Termination Pay.  Subject to Section 11 hereof, the
          -------------------------------
Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death.  The Employee's employment under this Agreement shall
              -----
terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability.  The Holding Company may terminate the Employee's
              ----------
employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the Holding Company's long-term disability plan (or, if the Holding Company has no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty (180) consecutive days). The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 9(b).

          (c) Just Cause.  The Board may, by written notice to the Employee,
              ----------
immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. Termination for "Just Cause" shall mean termination because of, in the good faith determination of the Board, the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Just Cause unless there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Employee and an opportunity for the Employee to be heard before the Board), finding that in the good faith opinion of the Board the Employee was guilty of conduct set forth above in the second sentence of this Subsection (c) and specifying the particulars thereof in detail.

          (d) Without Just Cause.  Subject to Section 11 hereof, the Board may,
              ------------------
by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, in which event the Employee shall be entitled to receive the following compensation and benefits: (i) any salary provided pursuant to Section 2 hereof, up to the date of termination of the term (including any renewal term) of this Agreement (the "Termination Date"), plus said salary for an additional 12-month period, provided that the aggregate compensation paid to the Employee under this Clause (i) shall not exceed three times the Employee's total compensation for the most recent calendar year; and
(ii) the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the Termination Date based upon the benefit levels substantially equal to those that the Holding Company provided for the Employee at the date of termination of employment. Said sum shall be paid, at the option of the Employee, either in periodic payments over the remaining term of this Agreement, as if the Employee's employment had not been terminated, or in one lump sum within ten (10) days of such termination.

     Notwithstanding any provision of this Subsection (d) to the contrary: (1) the Holding Company shall not make any payment to the Employee under this Subsection (d) if (A) such a payment by the Bank under the equivalent provision of an employment agreement between the Employee and the Bank is then prohibited by applicable regulation or by order properly issued by the Office of the Comptroller of the Currency (the "OCC") under 12 U.S.C. Sections 1818 or 1828(k) (unless a payment by the Holding Company under this Agreement is specifically authorized by the Federal Reserve Bank of Kansas City) or (B) such payment by the Holding Company is then prohibited by applicable regulation or by order properly issued by the Board of Governors of the Federal Reserve System (the "FRB") under 12 U.S.C. Sections 1818 or 1828(k); and (2) the aggregate amount payable under clauses (i) and (ii) above shall be reduced to the extent that such payment would cause the Holding Company to fail to meet any applicable regulatory capital requirement under 12 C.F.R. Part 225.

          (e) Voluntary Termination by Employee.  Subject to Section 11 hereof,
              ---------------------------------
the Employee may voluntarily terminate employment with the Holding Company during the term of this Agreement, upon at least 60 days' prior written notice to the Board of Directors, in which case the Employee shall receive only his compensation, vested rights and employee benefits up to the date of his termination.

     10.  No Mitigation.  The Employee shall not be required to mitigate the
          -------------
amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     11.  Change in Control.
          -----------------

          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Holding Company, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Holding Company, the Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean (1) the ownership, holding or power to vote more than 25% of the Holding Company's voting stock, (2) the control of the election of a majority of the Holding Company's directors, (3) the exercise of a controlling influence over the management or policies of the Holding Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Holding Company (the "Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Employee may voluntarily terminate his employment under this Agreement within twelve (12) months following a change in control of the Holding Company, and the Employee shall thereupon be entitled to receive the payment described in Section 11(a) of this Agreement, upon the occurrence of any of the following events, or within ninety (90) days thereafter, which have not been consented to in advance by the Employee in writing: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement; (ii) a material reduction in the Employee's base compensation as in effect on the Effective Date of this Agreement or as the same may be increased from time to time; (iii) the failure by the Holding Company to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Holding Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control;
(iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at
Section 1; (v) a failure to elect or reelect the Employee to the Board if he is serving on the Board on the date of the change in control [ONLY APPLICABLE TO EMPLOYEES WHO SERVE AS DIRECTORS]; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Holding Company.

          (c) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

          (d) In the event that any dispute arises between the Employee and the Holding Company as to the terms or interpretation of this Agreement, including this Section 11, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to enforce the terms of this
Section 11 or to defend against any action taken by the Holding Company, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Holding Company written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

          (e) Notwithstanding any provision of this Section 11 to the contrary:
(i) the Holding Company shall not make any payment to the Employee under this
Section 11 if (A) such a payment by the Bank under the equivalent provision of an employment agreement between the Employee and the Bank is then prohibited by applicable regulation or by order properly issued by the OCC under 12 U.S.C. Sections 1818 or 1828(k) (unless a payment by the Holding Company under this Agreement is specifically authorized by the Federal Reserve Bank of Kansas City) or (B) such payment by the Holding Company is then prohibited by applicable regulation or by order properly issued by the FRB under 12 U.S.C. Section 1818 or 1828(k); and (ii) any payment under the provisions of this Section 11 shall be reduced to the extent that such payment would cause the Holding Company to meet any applicable regulatory capital requirement under 12 C.F.R. Part 225.

     12.  Successors and Assigns.
          ----------------------

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Holding Company which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Holding Company.

          (b) Since the Holding Company is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Holding Company.

     13.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     14.  Applicable Law.  Except to the extent preempted by Federal law, the
          --------------
laws of the State of Missouri shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     15.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16.  Entire Agreement.  This Agreement, together with any understanding or
          ----------------
modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                          FIRST MISSOURI BANCSHARES, INC.


/s/ Harry J. Holderieath         By: /s/ Gerald W. Elson
-------------------------            ------------------------------
Secretary                            Its Chairman of the Board



WITNESS:


                                     /s/ Mark L. Smith
-----------------------------        ------------------------------
                                         Mark L. Smith